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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                   -----------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                   -----------------------------------------

                       9.625% ASSET BACKED CERTIFICATES
                                   SERIES C
                              CUSIP NO. 466115AC6

            Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of December 16, 1996, and with respect to the performance of the Trust during the month of November, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution
     ------------------------------------------------------
     (Stated on the Basis of $1,000 Original Certificate Principal
     -------------------------------------------------------------
     Amount) for this Series.
     -----------------------

     1.     The total amount of the distribution to
            Certificateholders per $1,000 original
            Certificate Principal amount........................  $        48.13

     2.     The amount of the distribution set
            forth in paragraph 1 above allocable to
            Certificate Principal, per $1,000
            original Certificate Principal
            amount..............................................  $         0.00


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     3.     The amount of the distribution set forth
            in paragraph 1 above allocable to
            Certificate Interest, per $1,000
            original Certificate Principal
            amount..............................................  $        48.13

B.   Information Regarding the Funding Accounts (Stated
     --------------------------------------------------
     on the Basis of $1,000 Original Certificate
     -------------------------------------------
     Principal Amount) for this Series.
     ---------------------------------

     1.     The total amount on deposit in the
            Principal Funding Account allocable to
            Certificate Principal per $1,000
            original Certificate Principal amount...............  $         0.00

     2.     The total amount on deposit in the
            Interest Funding Account allocable to
            Certificate Interest, per $1,000
            original Certificate amount.........................  $         0.00

C.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.     Collection of Principal Receivables
            -----------------------------------

            The aggregate amount of Collections of
            Principal Receivables processed which
            were allocated in respect of the
            Certificates of this Series.........................  $   70,306,714

     2.     Collection of Finance Charge Receivables
            ----------------------------------------

            The aggregate amount of Collections of
            Finance Charge Receivables processed
            which were allocated in respect of the
            Certificates of this Series.........................  $    5,825,364

     3.     Net Recoveries
            --------------

            The aggregate amount of Net Recoveries
            which were allocated in respect of the
            Certificates of this Series.........................  $         0.00

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     4.     Principal Receivables in the Trust
            ----------------------------------

            (a) The aggregate amount of Principal
                Receivables in the Trust as of the
                end of the day on the last day of
                such month (which reflects the
                Principal Receivables represented
                by the JCPR Amount and by the
                Aggregate Investor Amount)......................  $1,717,291,993

            (b) The amount of Principal Receivables
                in the Trust represented by the
                Aggregate Investor Amount as of
                the end of the day on the last day
                of such month...................................  $  725,000,000

            (c) The Aggregate Investor Amount set
                forth in paragraph 4(b) above as a
                percentage of the aggregate amount
                of Principal Receivables set forth
                in paragraph 4(a) above.........................          42.22%

            (d) The Aggregate Investor Amount for
                this Series as a percentage of the
                aggregate amount of Principal
                Receivables in the Trust as set
                forth in paragraph 4(a) above...................          21.84%

     5.     Delinquent Balances
            -------------------

            The aggregate amount of outstanding
            balances in the Accounts in the Trust
            which were delinquent as of the end of
            the day on the last day of such month:

                                                                      Aggregate
                                                                       Account
                                                                       Balance
                                                                      ---------
            (a)  1 month:.......................................  $   66,450,664
            (b)  2 months:......................................      25,832,038
            (c)  3 months:......................................      17,154,930
            (d)  4 months:......................................      14,279,570
            (e)  5 months:......................................       7,549,768
            (f)  6 or more months:..............................               0

                                           Total:                 $  131,266,970

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     6.     Investor Default Amount
            -----------------------

            The aggregate amount of the Investor
            Default Amount which was allocated in
            respect of the Certificates of this
            Series..............................................  $    1,830,823

     7.     Investor Charge Offs;
            --------------------
            Reimbursement of Charge Offs
            ----------------------------

                (a) The aggregate amount of Investor
                    Charge Offs which was allocated
                    in respect of the Certificates of
                    this Series.................................  $         0.00

                (b) The amount of the Investor Charge
                    Offs set forth in paragraph 7(a)
                    above, per $1,000 original
                    Certificate Principal amount
                    (which will have the effect of
                    reducing pro rata, the amount of
                    each Certificateholder's
                    investment) allocated to this
                    Series......................................  $         0.00

                (c) The aggregate amount reimbursed
                    to the Trust in the current month
                    from drawings under the Letter of
                    Credit in respect of Investor
                    Charge Offs in prior months.................  $         0.00

                (d) The amount set forth in paragraph
                    7(c) above, per $1,000 original
                    Certificate Principal amount
                    (which will have the effect of
                    increasing, pro rata, the amount
                    of each Certificateholder's
                    investment) allocated to this
                    Series......................................  $         0.00

     8.     Investor Monthly Servicing Fee
            ------------------------------

            The amount of the Investor Monthly
            Servicing Fee for this Series for the
            preceding Monthly Period payable by
            the Trust to the Servicer...........................  $      234,375


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     9.     Investor Monthly Facility Fee
            -----------------------------

            The amount of the Investor Monthly
            Facility Fee for this Series for the
            preceding Monthly Period payable by the
            Trust to JCPR.......................................  $      390,625

     10.    Available L/C Amount
            --------------------

            The Available L/C Amount as of the
            close of business on the Distribution
            Date specified above for this Series................  $   45,000,000

D.   The Pool Factor.
     ---------------

            The Pool Factor (which represents the
            ratio of the Adjusted Investor Amount
            for this Series as of the end of the
            last day of such month to the
            applicable Initial Investor Amount).
            (The amount of a Certificateholder's
            pro rata share of the Investor Amount
            can be determined by multiplying the
            original denomination of the Holder's
            Certificate by the Pool Factor).....................       1.0000000


                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer

                      By:  /s/ M. RICH
                         ----------------------------
                         Title : Credit Controller



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